EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To EA Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 15, 1997, included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 333-257, 33-81892, 33-88056, 33-59509, 33-59511, 333-06149 and 333-12691.

                                                  /s/ Arthur Andersen LLP
                                                  ----------------------------
                                                  ARTHUR ANDERSEN LLP

Roseland, New Jersey
April 30, 1997